UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 20, 2004

FIRST INDIANA CORPORATION (Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation or organization)	0-14354 (Commission File Number)	35-1692825 (IRS Employer Identification Number)

135 North Pennsylvania Street, Indianapolis, IN (Address of principal executive office)	46204 (Zip Code)

Registrant’s telephone number, including area code: (317) 269-1200

Not applicable (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On April 20, 2004, First Indiana Corporation announced the election of the new chief executive officer of First Indiana Bank and president of First Indiana Corporation and First Indiana Bank.

Pursuant to General Instruction F to Form 8-K, the press release issued April 20, 2004 concerning this financial data is incorporated herein by reference and is attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits

Exhibit

99	Press Release dated April 20, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Indiana Corporation

Date: April 20, 2004	By:	/s/ William J. Brunner William J. Brunner Chief Financial Officer